AMERICAN PENSION INVESTORS TRUST

                         SUPPLEMENT DATED MAY 27, 2004
                       TO PROSPECTUS DATED OCTOBER 1, 2003


SHAREHOLDER SERVICES
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Effective June 7, 2004, you may obtain application forms for the purchase of shares of the funds, redeem shares of the funds and obtain information concerning your account by contacting Unified Funds Services, Inc., the funds' new transfer agent, at the address or telephone number below.

API Trust
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, IN  46206-6110
(888) 933-8274

DISTRIBUTION
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Effective June 7, 2004, Unified Financial Securities, Inc. ("Unified") will replace Yorktown Distributors, Inc. ("Yorktown") as the funds' distributor. As distributor, Unified will receive the Rule 12b-1 fees previously paid to Yorktown.

TREASURIES TRUST
----------------

Effective July 1, 2004, Treasuries Trust will change its name to API Efficient Frontier Income Fund (the "Fund"). Effective July 1, 2004, the Fund will seek to achieve its investment objective by investing primarily in income-producing equity securities, including dividend paying common stocks and convertible securities, long-or short-term corporate bonds and other fixed income securities (such as U.S. Government securities, commercial paper and preferred stock).